UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): October 29, 2004

                        ANTEON INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

           DELAWARE                     001-31258                13-3880755
 (State or other jurisdiction    (Commission File Number)      (IRS Employer
      of incorporation)                                     Identification No.)


        3211 Jermantown Road, Suite 700
                  Fairfax, VA                                22030-2801
   (Address of principal executive offices)                  (Zip Code)


       Registrant's telephone number, including area code: (703) 246-0200

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02     Departure  of  Directors  or  Principal  Officers;   Election  of
              Directors; Appointment of Principal Officers.

      On October 29, 2004, the Board of Directors of Anteon International Corporation, a Delaware corporation (the "Company"), elected Paul David Miller, Admiral U.S. Navy (retired) to fill a vacancy on the Board as a Class III director of the Company. Adm. Miller was also designated and appointed to serve as a member of the Audit and Strategy Committees.

      A press release announcing Adm. Miller's election to the Board was issued on November 4, 2004. A copy of the press release is attached hereto as Exhibit
99.1 to this Current Report on Form 8-K. The information contained in this press release shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall such press release be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.     Description

        99.1 Press Release, dated November 4, 2004, announcing the appointment of Adm. Paul David Miller as a director of the Company.




                                                         SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ANTEON INTERNATIONAL CORPORATION

Date: November 4, 2004                      /s/  Curtis L. Schehr
-------------------------                   --------------------------------
                                            Curtis L. Schehr
                                            Senior Vice President,
                                            General Counsel and Secretary